UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                    Federal Agricultural Mortgage Corporation
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Federally chartered
      instrumentality of
      the United States                0-17440            52-1578738
  -------------------------------    ------------        -------------
  (State or other jurisdiction of    (Commission       (I.R.S. Employer
   incorporation or organization)    File Number)      Identification No.)



1133 21st Street, N.W., Suite 600, Washington, D.C.            20036
---------------------------------------------------         ------------
   (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code: (202) 872-7700


                              No change
                        --------------------
      (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

          99.1 Certification of Henry D. Edelman, Chief Executive Officer of the Registrant, dated August 14, 2002.

          99.2 Certification of Nancy E. Corsiglia, Chief Financial Officer of the Registrant, dated August 14, 2002.

Item 9.  Regulation FD Disclosure.

     On August 14, 2002, the Registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Henry D. Edelman, the Registrant's Chief Executive Officer, and Nancy E. Corsiglia, the Registrant's Chief Financial Officer, as required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibit 99.1 and Exhibit 99.2.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      August 14, 2002

                                  EXHIBIT INDEX

Exhibit No.              Description                              Page No.
-----------              -----------                              --------

99.1                     Certification of Henry D. Edelman Dated      5
                         August 14, 2002

99.2                     Certification of Nancy E. Corsiglia Dated    6
                         August 14, 2002

                                                               Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of the Federal Agricultural Mortgage Corporation (the "Corporation") for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Henry D. Edelman, Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Henry D. Edelman
-------------------------------
Henry D. Edelman
Chief Executive Officer


Dated: August 14, 2002

                                                                 Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of the Federal Agricultural Mortgage Corporation (the "Corporation") for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nancy E. Corsiglia, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Nancy E. Corsiglia
-------------------------------
Nancy E. Corsiglia
Chief Financial Officer


Dated: August 14, 2002